GENERAL	6 Months Ended
Jun. 30, 2013
GENERAL [Abstract]
GENERAL
NOTE 1:-	GENERAL

Attunity Ltd. (the "Company" or "Attunity") is a provider of information availability software solutions that enable access, sharing and distribution of data, across heterogeneous enterprise platforms, organizations, and the cloud. Using Attunity's software, organizations are able to connect, transfer, join, stream and distribute to and from a variety of data sources and files in real-time. In addition, the Company provides maintenance, consulting, and other related services for its products.

In April 2013 the Company paid the earn-out payment to RepliWeb Inc.'s former shareholders in the amount of $2.0 million.